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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 12, 2002

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2002-A
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              United States                              333-73606                             88-0359494
-----------------------------------------  -------------------------------------  -------------------------------------
      (State or Other Jurisdiction                      (Commission                         (I.R.S. Employer
            of Incorporation)                          File Number)                        Identification No.)

        c/o AmeriCredit Financial
             Services, Inc.
    Attention: Chris A. Choate, Esq.
      801 Cherry Street, Suite 3900
            Fort Worth, Texas                                                                     76102
------------------------------------------                                        --------------------------------------
          (Address of Principal                                                                (Zip Code)
           Executive Offices)


        Registrant's telephone number, including area code (817) 302-7000

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         Item 5.  OTHER EVENTS

                  In connection with the offering of AmeriCredit Automobile Receivables Trust 2002-A Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  -----------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1.  Related Computational Materials (as defined in
              Item 5 above).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICREDIT AUTOMOBILE
                         RECEIVABLES TRUST 2002-A

                         By: AmeriCredit Financial Services, Inc., as Servicer

                             By: /s/ Chris A. Choate
                                 -----------------------------------------------
                                 Name:    Chris A. Choate
                                 Title:   Senior Vice President,
                                          Secretary and General Counsel



Dated:  February 14, 2002



                                       3
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------
99.1              Related Computational Materials (as defined in Item 5 above)
                  distributed by Barclays Capital, Inc., Credit Suisse First
                  Boston Corporation, Banc of America Securities LLC, Deutsche
                  Banc Alex. Brown Inc., First Union Securities Inc. and Merrill
                  Lynch, Pierce, Fenner & Smith Incorporated.





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